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                                          Exhibit 10(b) Consent of KPMG LLP

Consent of Independent Auditors

The Board of Directors
GE Life and Annuity Assurance Company
 and
Contractholders
GE Life & Annuity Separate Account 4:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our report on the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary dated January 21, 2000, contains an explanatory paragraph that states the Company changed its method of accounting for insurance-related assessments in 1999.

                                          /s/ KPMG LLP

Richmond, VA

May 19, 2000